N / E / W / S R / E / L / E / A / S / E

January 27, 2015

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD 2014 NET INCOME

First Merchants Corporation (NASDAQ - FRME) has recorded 2014 record net income of $60.2 million, an increase of $18 million over 2013 net income of $42.2 million. Earnings per share totaled $1.65, an increase of $.24 and 17 percent over 2013 earnings per share of $1.41.

Net income in the 4th quarter of 2014 totaled $15.3 million compared to $11.2 million in the 4th quarter of 2013. Earnings per share for the 4th quarter of 2014 increased by 21 percent totaling $.41, compared to $.34 per share in the 4th quarter of 2013.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our 4th quarter results capped off a very productive and profitable 2014 for First Merchants.  Our goal is to improve operating leverage independent of the interest rate environment.  Our 2014 results evidence our commitment to execute on organic growth while adding franchise additive acquisitions.  During 2014, we fully incorporated Citizens Financial Bank and its attractive marketplace into our company.  In 2015, we expect similar strong results through the integration of Community Bank of Noblesville, having closed the transaction in November 2014.  The recent announcing of the agreement to acquire Cooper State Bank in Columbus, Ohio, complements our prior acquisitions in fortifying our best growth markets.  Our management is focused on achieving additional prudent growth and our overall 2015 plan.”

Total assets equaled $5.8 billion as of year-end and total loans were $3.9 billion, an increase of $292 million, or 8 percent over the same period in 2013. Of the increase, $147 million was the result of organic growth and $145 million resulted from the acquisition of Community Bank of Noblesville in November of 2014. Total deposits equaled $4.6 billion as of year-end and increased by $409 million or 9.7 percent as Community Bank of Noblesville accounted for $228 million. Borrowings declined by $111 million during the year and tangible equity increased by $77 million or 17.6 percent. Tangible book value per share increased by $1.48, or 12.2 percent, to $13.65 per share as of year-end 2014 up from $12.17 as of year-end 2013.

Net-interest income totaled $187 million in 2014 and net-interest margin totaled 3.91 percent as yields on earning assets totaled 4.35 percent offset by the cost of supporting liabilities which totaled .44 percent. When normalized for fair value accretion income of $8.9 million in 2014 and $2.2 million in 2013, net interest margin totaled 3.73 percent in 2014 compared to 3.94 percent in 2013.

Non-interest income totaled $65.7 million in 2014 compared to $54.8 million in 2013. Non-interest expense totaled $168.6 million in 2014 compared to $143.2 million in 2013. The significant variances in both non-interest income and non-interest expenses are primarily due to the acquisition of Citizens Financial Bank in November of 2013.

Provision expense totaled $2.6 million in 2014 and net charge-offs totaled $6.5 million. In 2013, provision expense totaled $6.6 million and net charge-offs totaled $8.1 million. The December 31, 2014 allowance for loan losses totaled $64 million and our remaining fair value mark totals $43.2 million including $8.8 million related to Community Bank of Noblesville loans. The December 31, 2013 allowance for loan losses totaled $67.9 million and our remaining fair value mark totaled $46.1 million. Non-performing assets declined from $81.7 million in 2013 to $70.1 million including the fourth quarter addition of $12.4 million related to Community Bank of Noblesville.

As of December 31, 2014, the Corporation's total risk-based capital equaled 15.34 percent, Tier 1 common risk-based capital equaled 12.63 percent and tangible common equity ratio totaled 9.16 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, January 27, 2015.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until January 27, 2016. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10058411.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme150127.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2014	2013
ASSETS
Cash and cash equivalents	$118,616	$109,434
Interest-bearing time deposits	47,520	55,069
Investment securities	1,180,631	1,095,579
Loans held for sale	7,235	5,331
Loans	3,924,865	3,632,409
Less: Allowance for loan losses	(63,964)	(67,870)
Net loans	3,860,901	3,564,539
Premises and equipment	77,691	74,454
Federal Reserve and Federal Home Loan Bank stock	41,353	38,990
Interest receivable	19,984	18,672
Core deposit intangibles and goodwill	218,755	202,766
Cash surrender value of life insurance	169,424	164,571
Other real estate owned	19,293	22,246
Tax asset, deferred and receivable	41,960	56,614
Other assets	20,764	28,997
TOTAL ASSETS	$5,824,127	$5,437,262
LIABILITIES
Deposits:
Noninterest-bearing	$1,070,859	$930,772
Interest-bearing	3,569,835	3,300,696
Total Deposits	4,640,694	4,231,468
Borrowings:
Federal funds purchased	15,381	125,645
Securities sold under repurchase agreements	124,539	148,672
Federal Home Loan Bank advances	145,264	122,140
Subordinated debentures and term loans	126,810	126,807
Total Borrowings	411,994	523,264
Interest payable	3,201	1,771
Other liabilities	41,411	45,836
Total Liabilities	5,097,300	4,802,339
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 37,669,948 and 35,921,761 shares	4,709	4,490
Additional paid-in capital	431,220	393,783
Retained earnings	292,403	242,935
Accumulated other comprehensive loss	(1,630)	(6,410)
Total Stockholders' Equity	726,827	634,923
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,824,127	$5,437,262

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2014	2013	2014	2013
INTEREST INCOME
Loans receivable:
Taxable	$43,710	$38,027	$172,039	$142,752
Tax-exempt	147	78	327	393
Investment securities:
Taxable	4,980	4,143	19,882	15,214
Tax-exempt	3,692	3,020	14,383	10,829
Deposits with financial institutions	48	59	124	158
Federal Reserve and Federal Home Loan Bank stock	476	380	2,124	1,488
Total Interest Income	53,053	45,707	208,879	170,834
INTEREST EXPENSE
Deposits	3,402	2,350	11,678	10,053
Federal funds purchased	3	18	177	102
Securities sold under repurchase agreements	72	193	529	787
Federal Home Loan Bank advances	750	669	2,842	2,096
Subordinated debentures and term loans	1,666	1,342	6,616	3,531
Total Interest Expense	5,893	4,572	21,842	16,569
NET INTEREST INCOME	47,160	41,135	187,037	154,265
Provision for loan losses	960	1,016	2,560	6,648
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,200	40,119	184,477	147,617
OTHER INCOME
Service charges on deposit accounts	3,979	3,639	15,747	12,400
Fiduciary activities	2,242	2,237	8,966	8,594
Other customer fees	3,926	3,371	15,699	11,866
Commission income	1,534	1,585	7,411	7,141
Earnings on cash surrender value of life insurance	734	692	3,659	2,613
Net gains and fees on sales of loans	1,559	1,003	4,899	7,511
Net realized gains on sales of available for sale securities	1,246		3,581	487
Other income	1,034	2,546	5,705	4,197
Total Other Income	16,254	15,073	65,667	54,809
OTHER EXPENSES
Salaries and employee benefits	23,595	23,470	96,499	85,413
Net occupancy	3,288	2,992	13,831	10,291
Equipment	2,315	2,369	9,337	7,737
Marketing	836	675	3,464	2,236
Outside data processing fees	1,592	1,205	7,315	5,591
Printing and office supplies	364	378	1,565	1,340
Core deposit amortization	669	496	2,445	1,649
FDIC assessments	895	767	3,738	2,862
Other real estate owned and foreclosure expenses	1,055	1,668	8,043	6,661
Professional and other outside services	3,633	3,361	8,116	8,297
Other expenses	3,435	3,177	14,239	11,142
Total Other Expenses	41,677	40,558	168,592	143,219
INCOME BEFORE INCOME TAX	20,777	14,634	81,552	59,207
Income tax expense	5,517	3,187	21,390	14,677
NET INCOME	15,260	11,447	60,162	44,530
Preferred stock dividends		(241)		(2,380)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$15,260	$11,206	$60,162	$42,150
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.41	$0.34	$1.66	$1.42
Diluted Net Income Available to Common Stockholders	$0.41	$0.34	$1.65	$1.41
Cash Dividends Paid	$0.08	$0.05	$0.29	$0.18
Average Diluted Shares Outstanding (in thousands)	37,323	32,913	36,555	30,008

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
NET CHARGE OFF'S	$2,592	$(630)	$6,466	$8,144

AVERAGE BALANCES:
Total Assets	$5,782,257	$4,950,274	$5,571,354	$4,455,411
Total Loans	3,867,009	3,292,993	3,730,080	3,008,555
Total Earning Assets	5,175,943	4,409,496	4,985,338	4,017,247
Total Deposits	4,582,944	3,860,452	4,363,955	3,465,640
Total Stockholders' Equity	713,533	576,157	675,295	540,255

FINANCIAL RATIOS:
Return on Average Assets	1.06%	0.91%	1.08%	0.95%
Return on Average Stockholders' Equity	8.55	7.78	8.91	7.80
Return on Average Common Stockholders' Equity	8.56	8.05	8.91	8.55
Average Earning Assets to Average Assets	89.51	89.08	89.48	90.17
Allowance for Loan Losses as % of Total Loans	1.63	1.87	1.63	1.87
Net Charge Off's as % of Average Loans (Annualized)	0.27	(0.08)	0.17	0.27
Average Stockholders' Equity to Average Assets	12.34	11.64	12.12	12.13
Tax Equivalent Yield on Earning Assets	4.26	4.30	4.35	4.40
Cost of Supporting Liabilities	0.46	0.41	0.44	0.41
Net Interest Margin (FTE) on Earning Assets	3.80	3.89	3.91	3.99
Tangible Book Value Per Share	$13.65	$12.17	$13.65	$12.17

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
Non-Accrual Loans	$48,789	$49,104	$51,289	$55,686	$56,402
Renegotiated Loans	1,992	1,171	1,359	378	3,048
Non-Performing Loans (NPL)	50,781	50,275	52,648	56,064	59,450
Other Real Estate Owned	19,293	14,540	18,621	21,077	22,246
Non-Performing Assets (NPA)	70,074	64,815	71,269	77,141	81,696
90+ Days Delinquent	4,663	831	1,135	1,709	1,350
NPAs & 90 Day Delinquent	$74,737	$65,646	$72,404	$78,850	$83,046

Loan Loss Reserve	$63,964	$65,596	$68,367	$69,583	$67,870
Quarterly Net Charge-offs	2,592	4,371	1,216	(1,713)	(630)
NPAs / Actual Assets %	1.20%	1.16%	1.27%	1.41%	1.50%
NPAs & 90 Day / Actual Assets %	1.28%	1.17%	1.29%	1.45%	1.53%
NPAs / Actual Loans and OREO %	1.77%	1.71%	1.90%	2.12%	2.23%
Loan Loss Reserves / Actual Loans (%)	1.63%	1.74%	1.83%	1.92%	1.87%
Net Charge Off's as % of Average Loans (Annualized)	0.27%	0.47%	0.13%	(0.19)%	(0.08)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
ASSETS
Cash and cash equivalents	$118,616	$74,237	$115,891	$112,920	$109,434
Interest-bearing time deposits	47,520	24,171	27,856	37,078	55,069
Investment securities	1,180,631	1,189,814	1,214,087	1,149,977	1,095,579
Loans held for sale	7,235	6,423	7,370	6,586	5,331
Loans	3,924,865	3,772,467	3,722,733	3,616,627	3,632,409
Less: Allowance for loan losses	(63,964)	(65,596)	(68,367)	(69,583)	(67,870)
Net loans	3,860,901	3,706,871	3,654,366	3,547,044	3,564,539
Premises and equipment	77,691	74,105	74,856	74,847	74,454
Federal Reserve and Federal Home Loan Bank stock	41,353	43,127	43,127	38,990	38,990
Interest receivable	19,984	19,455	18,341	18,001	18,672
Core deposit intangibles and goodwill	218,755	200,991	201,583	202,175	202,766
Cash surrender value of life insurance	169,424	165,423	165,974	165,320	164,571
Other real estate owned	19,293	14,540	18,621	21,077	22,246
Tax asset, deferred and receivable	41,960	41,131	44,622	50,684	56,614
Other assets	20,764	31,095	28,426	28,237	28,997
TOTAL ASSETS	$5,824,127	$5,591,383	$5,615,120	$5,452,936	$5,437,262
LIABILITIES
Deposits:
Noninterest-bearing	1,070,859	939,540	917,825	936,741	930,772
Interest-bearing	3,569,835	3,370,583	3,411,785	3,346,438	3,300,696
Total Deposits	4,640,694	4,310,123	4,329,610	4,283,179	4,231,468
Borrowings:
Federal funds purchased	15,381	61,428	100,000	48,357	125,645
Securities sold under repurchase agreements	124,539	117,892	133,137	137,381	148,672
Federal Home Loan Bank advances	145,264	255,423	220,765	170,887	122,140
Subordinated debentures and term loans	126,810	126,874	126,874	127,172	126,807
Total Borrowings	411,994	561,617	580,776	483,797	523,264
Interest payable	3,201	3,819	2,489	3,192	1,771
Other liabilities	41,411	31,271	31,649	30,657	45,836
Total Liabilities	5,097,300	4,906,830	4,944,524	4,800,825	4,802,339
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,709	4,509	4,507	4,502	4,490
Additional paid-in capital	431,220	395,582	394,774	393,765	393,783
Retained earnings	292,403	280,187	266,980	254,735	242,935
Accumulated other comprehensive income (loss)	(1,630)	4,150	4,210	(1,016)	(6,410)
Total Stockholders' Equity	726,827	684,553	670,596	652,111	634,923
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,824,127	$5,591,383	$5,615,120	$5,452,936	$5,437,262

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
INTEREST INCOME
Loans receivable:
Taxable	$43,710	$43,981	$42,323	$42,025	$38,027
Tax-exempt	147	61	58	61	78
Investment securities:
Taxable	4,980	5,046	5,046	4,810	4,143
Tax-exempt	3,692	3,683	3,570	3,438	3,020
Deposits with financial institutions	48	18	35	23	59
Federal Reserve and Federal Home Loan Bank stock	476	501	495	652	380
Total Interest Income	53,053	53,290	51,527	51,009	45,707
INTEREST EXPENSE
Deposits	3,402	2,853	2,874	2,549	2,350
Federal funds purchased	3	102	23	49	18
Securities sold under repurchase agreements	72	74	187	196	193
Federal Home Loan Bank advances	750	734	676	682	669
Subordinated debentures and term loans	1,666	1,661	1,648	1,641	1,342
Total Interest Expense	5,893	5,424	5,408	5,117	4,572
NET INTEREST INCOME	47,160	47,866	46,119	45,892	41,135
Provision for loan losses	960	1,600			1,016
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,200	46,266	46,119	45,892	40,119
OTHER INCOME
Service charges on deposit accounts	3,979	4,119	4,098	3,551	3,639
Fiduciary activities	2,242	2,152	2,360	2,212	2,237
Other customer fees	3,926	3,991	4,049	3,733	3,371
Commission income	1,534	1,723	1,886	2,268	1,585
Earnings on cash surrender value of life insurance	734	1,524	653	748	692
Net gains and fees on sales of loans	1,559	1,458	1,159	723	1,003
Net realized gains on sales of available for sale securities	1,246	910	844	581
Other income	1,034	2,417	884	1,370	2,546
Total Other Income	16,254	18,294	15,933	15,186	15,073
OTHER EXPENSES
Salaries and employee benefits	23,595	24,173	23,430	25,301	23,470
Net occupancy	3,288	3,401	3,204	3,938	2,992
Equipment	2,315	2,187	2,096	2,739	2,369
Marketing	836	1,070	789	769	675
Outside data processing fees	1,592	1,853	2,039	1,831	1,205
Printing and office supplies	364	350	393	458	378
Core deposit amortization	669	592	592	592	496
FDIC assessments	895	920	863	1,060	767
Other real estate owned and foreclosure expenses	1,055	2,618	2,613	1,757	1,668
Professional and other outside services	3,633	1,573	1,531	1,379	3,361
Other expenses	3,435	3,839	3,700	3,265	3,177
Total Other Expenses	41,677	42,576	41,250	43,089	40,558
INCOME BEFORE INCOME TAX	20,777	21,984	20,802	17,989	14,634
Income tax expense	5,517	5,862	5,642	4,369	3,187
NET INCOME	15,260	16,122	15,160	13,620	11,447
Preferred stock dividends					(241)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$15,260	$16,122	$15,160	$13,620	$11,206

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.41	$0.45	$0.42	$0.38	$0.34
Diluted Net Income Available to Common Stockholders	$0.41	$0.45	$0.41	$0.38	$0.34
Cash Dividends Paid	$0.08	$0.08	$0.08	$0.05	$0.05
Average Diluted Shares Outstanding (in thousands)	37,323	36,329	36,294	36,261	32,913
FINANCIAL RATIOS:
Return on Average Assets	1.06%	1.16%	1.10%	1.01%	0.91%
Return on Average Stockholders' Equity	8.55	9.49	9.15	8.45	7.78
Return on Average Common Stockholders' Equity	8.56	9.50	9.15	8.45	8.05
Average Earning Assets to Average Assets	89.51	89.82	89.57	89.00	89.08
Allowance for Loan Losses as % of Total Loans	1.63	1.74	1.83	1.92	1.87
Net Charge Off's as % of Average Loans (Annualized)	0.27	0.47	0.13	(0.19)	(0.08)
Average Stockholders' Equity to Average Assets	12.34	12.18	12.00	11.94	11.64
Tax Equivalent Yield on Earning Assets	4.26	4.41	4.33	4.40	4.30
Cost of Supporting Liabilities	0.46	0.43	0.44	0.43	0.41
Net Interest Margin (FTE) on Earning Assets	3.80	3.98	3.89	3.97	3.89
Tangible Book Value Per Share	$13.65	$13.53	$13.14	$12.63	$12.17

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
Commercial and industrial loans	$896,688	$900,970	$857,844	$787,390	$761,705
Agricultural production financing and other loans to farmers	104,927	99,649	102,270	99,226	114,348
Real estate loans:
Construction	207,221	178,213	165,388	155,117	177,082
Commercial and farmland	1,672,661	1,603,698	1,621,436	1,606,735	1,611,809
Residential	647,315	625,609	629,162	626,202	616,385
Home Equity	286,529	269,952	261,811	256,790	255,223
Individuals' loans for household and other personal expenditures	73,400	66,832	61,533	61,742	69,783
Lease financing receivables, net of unearned income	1,106	1,208	1,231	1,378	1,545
Other loans	35,018	26,336	22,058	22,047	24,529
Loans	3,924,865	3,772,467	3,722,733	3,616,627	3,632,409
Allowance for loan losses	(63,964)	(65,596)	(68,367)	(69,583)	(67,870)
NET LOANS	$3,860,901	$3,706,871	$3,654,366	$3,547,044	$3,564,539

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
Demand deposits	$2,146,492	$1,947,040	$2,041,183	$1,966,895	$2,018,650
Savings deposits	1,376,707	1,281,994	1,251,277	1,282,702	1,257,994
Certificates and other time deposits of $100,000 or more	260,685	241,163	251,585	265,683	272,660
Other certificates and time deposits	523,010	502,965	534,344	568,160	595,110
Brokered deposits	333,800	336,961	251,221	199,739	87,054
TOTAL DEPOSITS	$4,640,694	$4,310,123	$4,329,610	$4,283,179	$4,231,468

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	December 31, 2014			December 31, 2013
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$80,901	$48	0.2%	$116,838	$59	0.2%
Federal Reserve and Federal Home Loan Bank stock	43,580	476	4.4	36,095	380	4.2
Investment Securities: (1)
Taxable	767,980	4,980	2.6	644,767	4,143	2.6
Tax-Exempt (2)	416,473	5,680	5.5	318,803	4,647	5.8
Total Investment Securities	1,184,453	10,660	3.6	963,570	8,790	3.6
Loans held for sale	6,208	129	8.3	5,069	80	6.3
Loans: (3)
Commercial	2,993,498	33,882	4.5	2,688,803	30,921	4.6
Real Estate Mortgage	463,465	5,162	4.5	277,085	3,117	4.5
Installment	386,818	4,537	4.7	308,212	3,909	5.1
Tax-Exempt (2)	17,020	227	5.3	13,824	120	3.5
Total Loans	3,867,009	43,937	4.5	3,292,993	38,147	4.6
Total Earning Assets	5,175,943	55,121	4.3%	4,409,496	47,376	4.3%
Net unrealized gain on securities available for sale	11,864			(92)
Allowance for loan losses	(65,790)			(66,949)
Cash and cash equivalents	98,373			91,122
Premises and equipment	76,594			66,383
Other assets	485,273			450,314
Total Assets	$5,782,257			$4,950,274
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,080,171	$282	0.1%	$969,929	$257	0.1%
Money market deposits	840,852	436	0.2	719,180	376	0.2
Savings deposits	550,687	159	0.1	442,879	130	0.1
Certificates and other time deposits	1,106,324	2,525	0.9	845,420	1,587	0.8
Total Interest-bearing Deposits	3,578,034	3,402	0.4	2,977,408	2,350	0.3
Borrowings	442,088	2,491	2.3	428,136	2,222	2.1
Total Interest-bearing Liabilities	4,020,122	5,893	0.6	3,405,544	4,572	0.5
Noninterest-bearing deposits	1,004,910			883,044
Other liabilities	43,692			85,529
Total Liabilities	5,068,724			4,374,117
Stockholders' Equity	713,533			576,157
Total Liabilities and Stockholders' Equity	$5,782,257	5,893	0.5	$4,950,274	4,572	0.4
Net Interest Income		$49,228			$42,804
Net Interest Margin			3.8%			3.9%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2014 and 2013. These totals equal $2,068 and $1,669 for three months ended December 31, 2014 and 2013, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Years Ended
	December 31, 2014			December 31, 2013
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$53,231	$124	0.2%	$74,964	$158	0.2%
Federal Reserve and Federal Home Loan Bank stock	42,142	2,124	5.0	33,620	1,488	4.4
Investment Securities: (1)
Taxable	763,450	19,882	2.6	617,524	15,214	2.5
Tax-Exempt (2)	396,435	22,127	5.6	282,584	16,660	5.9
Total Investment Securities	1,159,885	42,009	3.6	900,108	31,874	3.5
Loans held for sale	6,681	485	7.3	16,137	770	4.8
Loans: (3)
Commercial	2,919,020	133,567	4.6	2,391,221	113,613	4.8
Real Estate Mortgage	429,384	19,812	4.6	277,520	12,375	4.5
Installment	361,484	18,175	5.0	308,233	15,994	5.2
Tax-Exempt (2)	13,511	504	3.7	15,444	605	3.9
Total Loans	3,730,080	172,543	4.6	3,008,555	143,357	4.8
Total Earning Assets	4,985,338	216,800	4.3%	4,017,247	176,877	4.4%
Net unrealized gain on securities available for sale	8,921			4,521
Allowance for loan losses	(67,969)			(68,806)
Cash and cash equivalents	87,068			73,161
Premises and equipment	75,202			57,228
Other assets	482,794			372,060
Total Assets	$5,571,354			$4,455,411
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,066,402	$1,110	0.1%	$880,323	$941	0.1%
Money market deposits	776,712	1,572	0.2	603,012	1,287	0.2
Savings deposits	533,080	619	0.1	377,106	421	0.1
Certificates and other time deposits	1,042,539	8,377	0.8	807,764	7,404	0.9
Total Interest-bearing Deposits	3,418,733	11,678	0.3	2,668,205	10,053	0.4
Borrowings	492,128	10,164	2.1	400,580	6,516	1.6
Total Interest-bearing Liabilities	3,910,861	21,842	0.6	3,068,785	16,569	0.5
Noninterest-bearing deposits	945,222			797,435
Other liabilities	39,976			48,936
Total Liabilities	4,896,059			3,915,156
Stockholders' Equity	675,295			540,255
Total Liabilities and Stockholders' Equity	$5,571,354	21,842	0.4	$4,455,411	16,569	0.4
Net Interest Income		$194,958			$160,308
Net Interest Margin			3.9%			4.0%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2014 and 2013. These totals equal $7,921 and $6,043 for the years ended December 31, 2014 and 2013, respectively.

(3) Non accruing loans have been included in the average balances.